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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 28, 2000


                              QUEST SOFTWARE, INC.
               (Exact name of registrant as specified in charter)


         CALIFORNIA                 000-26937                   33-0231678
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                        92618
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (949) 754-8000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

         On June 28, 2000, Quest Software, Inc. ("Quest") announced that it had entered into an Acquisition Agreement (the "Acquisition Agreement") with FastLane Technologies Inc., a corporation incorporated under the Canada Business Corporations Act ("FastLane"), certain shareholders of FastLane and 881229 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta and a wholly-owned subsidiary of Quest (the "Purchaser"). FastLane provides enterprise directory management solutions for corporate networks including Microsoft Windows NT and Windows 2000 and its principal executive offices are located in Halifax, Nova Scotia.

         Pursuant to the terms of Acquisition Agreement, Purchaser agreed to offer to purchase all of the issued and outstanding Class A Voting Common Shares and Class B Non-Voting Common Shares of FastLane (the "FastLane Shares") and all options to acquire FastLane Shares for the consideration, pursuant to the terms and subject to the conditions set forth in the Acquisition Agreement (the "Offer"). The consideration to be offered will be a combination of cash and stock totalling approximately U.S. $100 million. The amount of such consideration was determined based upon arm's-length negotiations between Quest and FastLane.

         The Offer, when made, will be conditioned upon, among other things, there being validly deposited under the Offer and not withdrawn prior to the expiration of the Offer not less than 90% of the outstanding shares of each class of FastLane Shares on a fully diluted basis, and the satisfaction of the other conditions described in the Acquisition Agreement.

         A copy of the press release issued by Quest announcing the Acquisition Agreement with FastLane is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

              99.1 -- Press Release issued by Quest Software, Inc. on June 29,
                      2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             QUEST SOFTWARE, INC.


Date: July 13, 2000                          By: /s/ John J. Laskey
                                                 -------------------------------
                                                     John J. Laskey,
                                                     Vice President, Finance and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


         The following documents are filed as exhibits to this report:

EXHIBIT
NUMBER               DESCRIPTION
--------             -----------
 99.1                Press Release issued by Quest Software, Inc. on
                     June 29, 2000